UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2006

Third Wave Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-31745	39-1791034

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

502 South Rosa Road, Madison, Wisconsin (Address of Principal Executive Offices)	53719 (Zip Code)

(608) 273-8933
(Registrant’s Telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)

        On June 14, 2006, Third Wave Technologies, Inc. (the “Company”) appointed Katherine S. (Kay) Napier to fill a vacancy on the Board of Directors.

        A copy of the news release announcing Ms. Napier’s appointment is filed with this report as Exhibit 99.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

        99 News Release Announcing Appointment of Katherine S. Napier to the Board of Directors

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THIRD WAVE TECHNOLOGIES, INC.

Date: June 19, 2006	By:	/s/ Cindy S. Ahn
Name: Cindy S. Ahn Title: Vice President and General Counsel

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SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported: June 14, 2006	Commission File No: 000-31745

THIRD WAVE TECHNOLOGIES, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99	News Release Announcing Appointment of Katherine S. Napier to the Board of Directors